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EXHIBIT 23.2

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration Statements Nos. 333-13353, 333-35455, 333-45347, 333-39019, 333-34127, 333-23039, 333-70675,
333-75941, 333-89259, and 333-90181 on Form S-3 and 33-80343, 333-41491,
333-68549, and 333-75637 on Form S-8 of our report dated January 27, 2000, appearing in this Annual Report on Form 10-K of WAVO Corporation for the year ended December 31, 1999.




/s/  DELOITTE & TOUCHE LLP
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Phoenix, Arizona
March 29, 2000


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